                                                                    Exhibit 99.2

                            PATENT PURCHASE AGREEMENT


        THIS PATENT PURCHASE AGREEMENT is entered into on December 15, 1997, effective as of the 28th day of November 1997, by and between Kubota Corporation, a Japanese corporation ("Kubota"), StorMedia Incorporated, a Delaware corporation ("Buyer") and StorMedia International Ltd., a Cayman Islands corporation ("SMIL").


                                    RECITALS

        WHEREAS, Akashic Memories Corporation, a California corporation ("Akashic") is a subsidiary of Akashic International Inc., a California corporation ("AII") which in turn is an indirect wholly owned subsidiary of Kubota. Akashic (a) is the owner and operator of a business consisting of the design, development, manufacture, sale, marketing and distribution of thin film media and substrates therefore which business has been operated at facilities located in California and in Malaysia (the "Business") and (b) owns the assets that are used in the Business.

        WHEREAS, Buyer, StorMedia Acquisition Corporation ("Sub"), Kubota, AII and Akashic have entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement") of even date herewith pursuant to which Buyer will acquire Akashic through a merger (the "Merger") of Sub with and into Akashic pursuant to an Agreement of Merger (the "Agreement of Merger") which shall occur upon the filing of the Agreement of Merger with the California Secretary of State (the "Effective Time").

        WHEREAS, as of the date hereof Kubota owns certain patents, patent applications and other intellectual property as developed for the Business at the Itami laboratory, such patents and patent applications to be listed on Exhibit A hereto ("Itami IP").

        WHEREAS, immediately prior to the date hereof, for good and valuable consideration, the receipt of which Kubota has acknowledged, Kubota shall have granted an exclusive, perpetual, fully paid royalty free license of the Itami IP to SMIL for exploitation and use of such Itami IP outside the U.S. (the "SMIL License").

        WHEREAS, Buyer desire to purchase the Itami IP subject to the SMIL License.

        WHEREAS, Buyer and Kubota agree that time is of the essence in the closing of the transactions contemplated in this Agreement.

        NOW, THEREFORE, in consideration of the premises and mutual covenants set forth in this Agreement, Kubota and Buyer agree as follows:

                                    ARTICLE 1

                            CONSIDERATION AND CLOSING

        1.1 PURCHASE PRICE. Buyer hereby agrees to purchase and Kubota hereby agrees to sell to Buyer, the Itami IP subject to the to SMIL License. As consideration for the Itami IP, Buyer agrees, subject to the terms, conditions and limitations set forth in this Agreement, to pay, and Kubota agrees to accept, as the "IP Purchase Price," 2,000,000 shares of Buyer's Class A Common Stock. With respect to the payment for the SMIL License, SMIL has previously paid adequate consideration to Kubota. Thereby, after the Closing, the entire Itami IP shall have been acquired by Buyer and its affiliates.

        1.2 CLOSING. The Closing will take place at the offices of Wilson Sonsini Goodrich & Rosati at 650 Page Mill Road, Palo Alto, CA on a date mutually agreed to by the parties which the parties shall use reasonable efforts to be prior to December 31, 1997 (the "Closing"). Each of the parties shall use their reasonable efforts to satisfy the closing conditions set forth in Article 4 hereof and to consummate the transactions contemplated hereby.

        1.3 DELIVERIES AT THE CLOSING. At the Closing, (i) Kubota will deliver to Buyer the various certificates, instruments, and documents referred to in Section 4.1 below, and (ii) Buyer will deliver to Kubota the various certificates, instruments, and documents referred to in Section 4.2 below.

                                    ARTICLE 2

                            REPRESENTATIONS OF KUBOTA

        Kubota hereby represents to Buyer as follows:

        2.1 ORGANIZATION. Kubota is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all necessary corporate power and authority to own and lease its properties and assets and to carry on its businesses as now being conducted.

        2.2 AUTHORITY. Kubota has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Kubota and the consummation by Kubota of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Kubota. This Agreement has been duly executed and delivered by Kubota and constitutes a valid and binding obligation of Kubota, enforceable in accordance with its terms except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally, and subject to rules of law governing specific performance, injunctive relief and other equitable remedies. Except for certain third party consents which shall be obtained prior to the Closing, the execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a material benefit under, any provision of the charter documents of Kubota or any loan or credit agreement, note, bond, mortgage, indenture, license, lease or other agreement or instrument, permit, concession, franchise, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Kubota or the properties or assets of Kubota.

        2.3 GOVERNMENTAL APPROVALS. Subject to compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") and approval from Japan Ministry of Finance and the Bank of Japan, no consent, approval, order or authorization of, or registration, declaration or filing with any governmental authority is required by or with respect to Kubota in connection with the execution and delivery of this Agreement by Kubota or the consummation by Kubota of the transactions contemplated hereby.

                                    ARTICLE 3

                            REPRESENTATIONS OF BUYER

        Buyer represents to Kubota as follows:

        3.1 ORGANIZATION. Buyer is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has all necessary corporate power and authority to own and lease all of its properties and assets and to carry on its business as it is now being conducted.

        3.2 AUTHORITY. Buyer has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Buyer. This Agreement has been duly executed and delivered by Buyer and constitutes a valid and binding obligation of Buyer, enforceable in accordance with its terms except as enforcement may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally, and subject to rules of law governing specific performance, injunctive relief and other equitable remedies. Except for certain third party consents which shall be obtained prior to the Closing, the execution and delivery of this Agreement will not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, conflict with or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a material benefit under, any provision of the charter documents of Buyer or any loan or credit agreement, note, bond mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Buyer or its properties or assets, which has not been waived.

        3.3 GOVERNMENTAL APPROVALS. Subject to compliance with the HSR Act, and approval from Japan Ministry of Finance and the Bank Japan, no consent, approval, order or authorization of, or registration, declaration or filing with any governmental authority is required by or with respect to Buyer in connection with the execution and delivery of this Agreement by Buyer or the consummation by Buyer of the transactions contemplated hereby.

                                    ARTICLE 4

                              CONDITIONS TO CLOSING

        4.1 CONDITIONS TO OBLIGATION OF BUYER. The obligation of Buyer to consummate the transaction to be performed by it in connection herewith is subject to the satisfaction of the following conditions:

                (a)     Representations. The representations set forth in
Section 2 hereof shall be true and correct in all material respects as of the Closing.

                (b) Intellectual Property. Kubota shall quit claim to Buyer, Akashic or any affiliate of Buyer designated by Buyer prior to Closing all of the Itami IP and Kubota and Buyer shall enter into an agreement pursuant to which Buyer grants to Kubota and its affiliates a fully paid, royalty free, perpetual, worldwide, nonexclusive license to the Itami IP for use in the area of sputtering targets and other areas, but excluding thin film media and substrates.

                (c) Regulatory Approvals. All applicable regulatory approvals, authorizations and consents shall have been obtained including, without limitation, HSR, the Japanese Ministry of Finance and the Bank of Japan.

                (d) Officer's Certificate. Kubota shall deliver a certificate to Buyer executed by duly authorized officers certifying compliance with subsections 4.1(a), (b) and (c).

                (e) Withholding Tax. Kubota shall deliver to Buyer a check in the amount of any withholding taxes payable by Buyer as a result of the transactions contemplated hereby and shall indemnify Buyer against the payment of any such withholding taxes hereafter determined by any governmental agency to be owing by Buyer in connection with the transactions hereunder.

        4.2 CONDITIONS TO OBLIGATIONS OF KUBOTA. The obligation of Kubota to consummate the transactions to be performed by it in connection herewith is subject to the satisfaction of the following conditions:

                (a) Purchase Price. Buyer shall deliver at Closing a certificate representing 2,000,000 of shares of Buyer's Class A Common Stock registered in the name of Kubota.

                (b) Representations. The representations of Buyer set forth in Section 3 hereof shall be true and correct in all material respects as of the Closing.

                (c) Regulatory Approvals. All applicable regulatory approvals, authorizations and consents shall have been obtained, including, without limitation, HSR, the Japanese Ministry of Finance and the Bank of Japan.

                (d) Officer's Certificate. Buyer shall deliver a certificate to Kubota executed by a duly authorized officer certifying compliance with subsections 4.2(b) and (c).

                                    ARTICLE 5

                                    COVENANTS

        5.1 PATENT APPLICATIONS. Upon request, Kubota and its affiliates shall cooperate with Akashic and Buyer at Akashic's expense after the Closing to file any U.S. or foreign patents or patent applications with respect to the Itami IP. Kubota shall not be obligated to translate any patents contained in the Itami IP into English.

        5.2 COVENANT NOT TO SUE. Kubota on behalf of itself and its affiliates hereby agrees not to sue or bring any cause of action or proceeding against Buyer, its affiliates, licensees or customers or Akashic alleging infringement or improper use of any patents, patent applications or other intellectual property owned by or licensed to Kubota or any of its affiliates as of the Closing, with respect to Akashic's thin film media and substrate businesses.

        5.3 LIST OF PATENTS. The parties agree to substitute an English translation for Exhibit A prior to the closing, such list to include not less than all patents described in Exhibit B hereto.

        5.4 TRANSFER OF ITAMI IP. The parties acknowledge that it may not be possible to complete all required paperwork to formally transfer all of the Itami IP prior to the Closing. Kubota agrees to complete all such transfers and make all necessary filings, at its expense, promptly following the Closing and to cooperate with Buyer, upon request by Buyer, to complete such transfers. The parties further agree and acknowledge that Buyer may request that certain rights to the Itami IP which Kubota agrees to grant pursuant to Section 4.1(b) above be granted to certain affiliates of Buyer and the parties agree to cooperate in making such grants.

                                    ARTICLE 6

                               GENERAL PROVISIONS

        6.1 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California without giving effect to any choice or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California as applied to contracts entered into and to be performed in the State of California.

        6.2 NOTICES. All notices or reports permitted or required under this Agreement shall be in writing and shall be delivered in person, mailed by first class, registered or certified mail, postage prepaid, sent by overnight courier, or sent by telex, telegram, telecopier or electronic mail to:

        If to Kubota:

               Kubota Corporation
               2-47 Shikitsuhigashi 1-chome,
               Naniwa-ku Osaka, 556 Japan
               Attn: Kunio Suwa
               Fax: 06-648-3915

        with a copy to:

               Graham & James
               600 Hansen Way
               Palo Alto, CA 94304-1043
               Attn:  Robert E. Patterson
               Fax:  (650) 856-3619

        If to Buyer or SMIL:

               StorMedia Incorporated
               385 Reed Street
               Santa Clara, California 95050
               Attn: William J. Almon
               Fax: (408) 727-4928

        with a copy to:

               Wilson Sonsini Goodrich & Rosati, P.C.
               650 Page Mill Road
               Palo Alto, CA 94304
               Attn: Judith M. O'Brien
               Fax: 650-493-6811

By written notice to the other party, a party may change the address to which notices and other communications shall be directed. Notice shall be deemed to have been given upon the earlier to occur of (i) the third business day following dispatch by one of the foregoing methods or (ii) actual receipt.

        6.3 SURVIVAL OF REPRESENTATIONS AND WARRANTIES AND COVENANTS. The representations and warranties of the parties set forth in this Agreement or any certificate or instrument delivered pursuant hereto shall survive the Closing.

        6.4 ENTIRE AGREEMENT. The Agreement and the Reorganization Agreement represent and constitute the entire agreement between the parties, and supersede all prior agreements and understandings with respect to the matters covered by this Agreement and the Reorganization Agreement, and, except for the Reorganization Agreement, there are no other agreements, warranties or representations which are not set forth herein.

        6.5 WAIVER. Kubota or Buyer may, by written notice to the other, (i) waive any of the conditions to its obligations hereunder or extend the time for the performance of any obligations or actions of the other, (ii) waive any inaccuracies in the representations of the other contained in this Agreement or any documents delivered pursuant to this Agreement, (iii) waive compliance with any of the covenants of the other contained in this Agreement and (iv) waive performance of any obligations by the other. The waiver of one breach or default hereunder shall not constitute the waiver of any subsequent breach or default.

        6.6 EXPENSES. All expenses incurred by either party in connection with the execution and performance of this Agreement shall be the obligation of and shall be paid by such party.

        6.7 DISPUTE FEES. In the event of a dispute arising under this Agreement which results in arbitration or litigation, the prevailing party shall be entitled to reimbursement of reasonable expenses, including but not limited to reasonable attorneys' and expert witness fees incurred by it in pursuing such dispute, as determined by the court in any such proceeding.

        6.8 BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon the parties and inure to the benefit of the successors, assigns, heirs and legal representatives of the respective parties hereto; provided, however, that this Agreement and all rights hereunder may not be assigned by any party hereto except by or with the prior written consent of the other party, with such consent not to be unreasonably withheld.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement the day and date first above written.


                               Kubota Corporation


                               By: /s/ KUNIO SUWA
                                   ---------------------------------------------

                               Title: Kunio Suwa, Manager
                                      ------------------------------------------


                               StorMedia Incorporated


                               By:
                                   ---------------------------------------------

                               Title:
                                      ------------------------------------------


                               StorMedia International Ltd.


                               By:
                                   ---------------------------------------------

                               Title:
                                      ------------------------------------------

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement the day and date first above written.


                               Kubota Corporation


                               By:
                                   ---------------------------------------------

                               Title:
                                      ------------------------------------------


                               StorMedia Incorporated


                               By: /s/ WILLIAM J. ALMON
                                   ---------------------------------------------

                               Title: CEO
                                      ------------------------------------------


                               StorMedia International Ltd.


                               By: /s/ WILLIAM J. ALMON
                                   ---------------------------------------------

                               Title: CEO
                                      ------------------------------------------

                                                                      EXHIBIT A


                        U.S. PATENT & APPLICATION LIST           Dec. 12, 1997

----------------------------------------------------------------------------------------------------------------------
                                                    United States Patent                          Priority
                                         -----------------------------------------------------------------------------
   No.   Title of the Invention          Application       Patent       Maintenance                   Application
                                           Number          Number           Fee          Country        Number
----------------------------------------------------------------------------------------------------------------------
    1    Magnetic Recording Medium of    07/581266        5013616         paid for        Japan        S62-170547
         Thin Metal Film Type           Sep. 12, 1990    May 7, 1991       8 years


----------------------------------------------------------------------------------------------------------------------
    2    Magnetic Recording Medium        07/424500       5082750         paid for        Japan        S63-266955
         of Thin Metal Film Type        Oct. 20, 1989   Jan. 21, 1992     8 years         Japan        H01-147640


----------------------------------------------------------------------------------------------------------------------
    3    Magnetic Recording Medium        07/931366       5314745         paid for        Japan        H04-006791
         having a Glass Substrate ---   Aug. 18, 1992   May 24, 1994     8 years


----------------------------------------------------------------------------------------------------------------------
    4    Metal thin film magnetic         08/208958       5480733         paid for        Japan        H05-054155
         recording medium               Mar. 11, 1994   Jan. 2, 1996      4 years


----------------------------------------------------------------------------------------------------------------------
    5    Metal thin film magnetic         08/206849      Registered                       Japan        H05-152403
         recording medium               Mar. 7, 1994    Jun. 12, 1997                     Japan        H05-257176


----------------------------------------------------------------------------------------------------------------------
    6    Magnetic recording media of      08/692491                                       Japan        H08-018701
         metallic thin film type        Aug. 6, 1996                                      Japan        H08-174842


----------------------------------------------------------------------------------------------------------------------
    7    Metal thin film magnetic         08/845441                                       Japan        H07-279027
         recording medium               Apl. 25, 1997


----------------------------------------------------------------------------------------------------------------------
    8    Metal thin film magnetic         08/847467                                       Japan        H07-301248
         recording medium               Apl. 25, 1997


----------------------------------------------------------------------------------------------------------------------
    9    Magnetic recording Medium       08/877,579                                       Japan        H08-33710
         and Process for Producing      Jun. 17, 1997
         Same

----------------------------------------------------------------------------------------------------------------------
   10    Metal thin film magnetic        08/892,977                                       Japan        H08-229617
         recording medium               Jly. 15, 1977                                     Japan        H08-319462


----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------

   No.                          Summary
--------------------------------------------------------------
    1    The Co-Ni-Cr-P alloy has a composition represented
         by the (Co(100-a)Ni(a))(100-b-c)cr(b)P(c)
         formula Wherein a, b and c each represent atomic %,
         and a=3 to 40%, b=2 to 10%, c=2 to 7%
--------------------------------------------------------------
    2    Co1-x-zCrxNbz alloy, Co1-x-y-zCrxNiyNbz alloy
         x is 0.08 to 0.15, y is 0.05 to 0.25, z is 0.03 to
         0.1 atomic%
--------------------------------------------------------------
    3    Glass plate/nonmagnetic metal/NiP layer/ Under layer
         / Mag Nonmagnetic layer: Cr,Ti,Cr-Ti
--------------------------------------------------------------
    4    Glass plate/NiPx/Cr/Mag   x is one or more elements
         belonging to a group of 4,5 and 6 in a periodic
         table.
--------------------------------------------------------------
    5    A seed layer comprising an oxygen-containing non-
         magnetic amorphous metal or a non-magnetic amorphous
         metal having an oxygen-containing layer on the
         surface.
--------------------------------------------------------------
         A seed layer comprising an amorphous Cr- or V-alloy
    6    Pre-layer is Cr-Ni, Cr-Ni-x, Cr-Ni-N, Cr-Ni-N-x
         x is W, Mo, Ta, Nb, W-Mo
--------------------------------------------------------------
    7    Substrate/Ion irradiation/Under layer/Mag
         ion: Ar ion or O ion or N ion
         Ion irradiation on substrate surface to achieve high
         Hc & better noise
--------------------------------------------------------------
    8    Substrate/Under layer/Mag
         Under layer: Cr-Ta-Cu Ta: 1 to 6%, Cu: 1 to 6%
         Combined technology of Cr-Ta-Cu as under layer and
         Co-Cr-Ta-Pt as mag layer
--------------------------------------------------------------
    9    Appropriate cleaning condition for disks to decrease
         the glide high-noise.  The method to evaluate a very
         surface contamination on a disk by using glide test
         and clean disk created by applying this method.
--------------------------------------------------------------
   10    Pre-layer: Cr-Ni-Cu
         Ni:36 to 46%, Cu:0.5 to 6%
         Cr-Ni-Cu as prelayer refines Co structure and get
         high Hc and reduce media noise
--------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                    United States Patent                          Priority
                                         ----------------------------------------------------------------------------
   No.   Title of the Invention          Application   Patent Number  Maintenance Fee    Country      Application
                                           Number                                                        Number
  ----------------------------------------------------------------------------------------------------------------------
   11    Metal thin film magnetic          Applied                                        Japan        H08-315902
         recording medium                Jun.12.1997                                      Japan        H08-315928
                                                                                                       H08-153609
   12    Metal thin film magnetic          Applied                                        Japan        H08-318937
         recording medium                Jly.4.1997                                       Japan        H08-319416



   13    Method of Producing Magnetic      Applied                                        Japan        H09-170081
         Recording Medium Base Plate     Nov.24.1997
         and Magnetic Recording
         Medium

   14    Optimized recording medium-                                                     France         96-15214
         magnetic head assembly



--------------------------------------------------------------


   No.                          Summary

--------------------------------------------------------------
   11    Design of bump height & pitch to get excellent glide
         and CSS performances

   12 Substrate/amorphous Cr/crystalization Cr-Ni/Under layer
         Substrate/Ni-P-x/crystalization Cr-Ni/Under layer
         Film structure for glass substrate.

   13 More particularly, the invention relates to methods of producing a magnetic recording medium base plate and an anisotropy for improvement of an electromagnetic conversion Characteristic which has a close relationship with the magnetic anisotropy.

   14    Optimized medium with Silmag Planer head
         (Joint application with SILMAG)






                        FRENCH PATENT & APPLICATION LIST         Dec. 12, 1997



---------------------------------------------------------------------------------------------------------------------------------
                                                   French Patent                                  Priority
                                         ----------------------------------------------------------------------------
   No.   Title of the Invention          Application   Patent Number                  Country      Application
                                           Number                                                     Number
---------------------------------------------------------------------------------------------------------------------------------
   1   ENSEMBLE SUPPORT                    96-15214
       D'ENREGISTREMENT-TETE             Dec.11,1996
       MAGNETIQUE OPTIMISE


-------------------------------------------------


   No.             Summary

-------------------------------------------------
   1   Optimized medium with Silmag Planer head

       (Joint application with SILMAG)


                KUBOTA HARD DISK DIVISION - JAPANESE PATENT LIST


--------------------------------------------------------------------------------------------------------------------------------
                                                                                        Request      Limit to
     Application                                             Published    Published    for Exsam.     Request       Decision
        No.       Filing Date    No.           Title              No.        Date         Date       for Exsam. *1    Date
--------------------------------------------------------------------------------------------------------------------------------
1    S61-272653   Nov/15/1986  1017492  PREPARATION OF FILM  S63-127433   May/31/1988  Apr/14/1993                 Apr/16/1996
                                        ON MAGNETIC DISK
                                        SUBSTRATE BY
                                        SPUTTERING
--------------------------------------------------------------------------------------------------------------------------------
2    S62-170547   Jul/07/1987  1018276  THIN METAL FILM TYPE H01-013220   Jan/18/1989  Aug/11/1987                 Jan/23/1996
                                        MAGNETIC RECORDING
                                        MEDIUM
--------------------------------------------------------------------------------------------------------------------------------
3    S63-057046   Mar/10/1988  1018747  STRUCTURE OF SOLID   H01-232520   Sep/18/1989  Feb/01/1995                 Jan/14/1997
                                        LUBRICATING FILM OF
                                        MAGNETIC RECORDING
                                        MEDIUM
--------------------------------------------------------------------------------------------------------------------------------
4    S63-057047   Mar/10/1988  1018793  STRUCTURE OF SURFACE H01-232521   Sep/18/1989  Feb/01/1995
                                        LUBRICATING FILM OF
                                        MAGNETIC RECORDING
                                        MEDIUM
--------------------------------------------------------------------------------------------------------------------------------
5    S63-266956   Oct/21/1988  1020032  THIN METALLIC FILM   H02-113419   Apr/25/1990  Sep/28/1995
                                        TYPE MAGNETIC
                                        RECORDING MEDIUM
--------------------------------------------------------------------------------------------------------------------------------
6    H01-147637   Jun/09/1989  1020538  THIN METALLIC FILM   H03-012813   Jan/21/1991  Jun/02/1993                 Feb/27/1996
                                        TYPE MAGNETIC
                                        RECORDING MEDIUM
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------

      Patent   Registration
        No.        Date        Remark
----------------------------------------
1    02071152   Jul/10/1996  Oct/25/1988
                            *2


----------------------------------------
2    02048055   Apr/25/1996  Jul/31/1998
                            *2

----------------------------------------
3    02626737   Apr/18/1997  Apr/18/2000
                            *2


----------------------------------------
4



----------------------------------------
5


----------------------------------------
6    02527616   Jun/14/1996  Jun/14/1999
                            *2

----------------------------------------

                KUBOTA HARD DISK DIVISION - JAPANESE PATENT LIST
                ------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                                                        Request      Limit to
     Application                                             Published    Published    for Exsam.     Request
        No.       Filing Date    No.           Title              No.        Date         Date       for Exsam. *1
-------------------------------------------------------------------------------------------------------------------
 7  H01-147638   Jun/09/1989  1020539  THIN METALLIC FILM   H03-012814   Jan/21/1991  Jun/02/1993
                                       TYPE MAGNETIC
                                       RECORDING MEDIUM
-------------------------------------------------------------------------------------------------------------------
 8  H01-147639   Jun/09/1989  1020540  THIN METALLIC FILM   H03-012815   Jan/21/1991  Jun/02/1993
                                       TYPE MAGNETIC
                                       RECORDING MEDIUM
-------------------------------------------------------------------------------------------------------------------
 9  H01-147640   Jun/09/1989  1020541  THIN METALLIC FILM   H02-192010   Jul/27/1990  Jun/02/1993
                                       TYPE MAGNETIC
                                       RECORDING MEDIUM
-------------------------------------------------------------------------------------------------------------------
10  H01-147641   Jun/09/1989  1021073  THIN METALLIC FILM   H03-012816   Jan/21/1991  Jun/02/1993
                                       TYPE MAGNETIC
                                       RECORDING MEDIUM
-------------------------------------------------------------------------------------------------------------------
11  H01-208930   Aug/11/1989  1020534  CARBONACEOUS SOLID   H03-071419   Mar/27/1991  Jun/02/1993
                                       LUBRICATING FILM
                                       STRUCTURE ON SURFACE
                                       OF MAGNETIC
                                       RECORDING MEDIUM AND
                                       FILM FORMATION
-------------------------------------------------------------------------------------------------------------------
12  H01-208935   Aug/11/1989  1020536  PROTECTIVE FILM      H03-073412   Mar/28/1991  Jun/02/1993
                                       STRUCTURE FOR
                                       MAGNETIC LAYER OF
                                       MAGNETIC
-------------------------------------------------------------------------------------------------------------------


----------------------------------------------------

    Decision    Patent   Registration
      Date        No.        Date        Remark
----------------------------------------------------
 7  Feb/27/1996  02527617   Jun/14/1996  Jun/14/1999
                                         *2
-----------------------------------------------------
 8  Feb/27/1996  02527618   Jun/14/1996  Jun/14/1999
                                         *2
-----------------------------------------------------
 9  May/14/1996  02544205   Jul/25/1996  Jul/25/1999
                                         *2
-----------------------------------------------------
10  Jun/04/1996  02552546   Aug/22/1996  Aug/22/1999
                                         *2
-----------------------------------------------------
11  May/14/1996  02544206   Jul/25/1996  Jul/25/1999
                                         *2
-----------------------------------------------------


12  Feb/27/1996  02527623   Jun/14/1996  Jun/14/1999
                                         *2
-----------------------------------------------------

                KUBOTA HARD DISK DIVISION - JAPANESE PATENT LIST

--------------------------------------------------------------------------------------------------
                                                                                        Request
     Application                                             Published    Published    for Exsam.
        No.       Filing Date    No.           Title              No.        Date         Date
--------------------------------------------------------------------------------------------------

13  H02-042266   Feb/22/1990  1021710  CARBONACEOUS         H03-245321   Oct/31/1991  Nov/30/1996
                                       PROTECTIVE FILM FOR
                                       METAL THIN FILM TYPE
                                       MAGNETIC RECORDING
--------------------------------------------------------------------------------------------------
14  H02-134595   May/24/1990  1021709  METALLIC THIN FILM   H04-028013   Jan/30/1992  Nov/29/1995
                                       TYPE MAGNETIC
                                       RECORDING DISK
--------------------------------------------------------------------------------------------------
15  H02-176797   Jul/03/1990  1022843  CARBON PROTECTIVE    H04-064920   Feb/28/1992  Jan/10/1997
                                       FILM FOR METALLIC
                                       THIN FILM TYPE
                                       MAGNETIC RECORDING
--------------------------------------------------------------------------------------------------
16  H02-192607   Jul/19/1990  1022841  MANUFACTURE OF THIN  H04-079025   Mar/12/1992  Nov/29/1995
                                       METALLIC FILM TYPE
                                       MAGNETIC RECORDING
                                       DISK
--------------------------------------------------------------------------------------------------
17  H03-094672   Jan/28/1991  1023426  THIN METALLIC FILM   H04-253307   Sep/09/1992  Mar/30/1996
                                       TYPE MAGNETIC
                                       RECORDING MEDIUM
--------------------------------------------------------------------------------------------------
18  H03-059105   Mar/22/1991  1023974  MAGNETIC RECORDING   H04-295615   Oct/20/1992
                                       MEDIUM
--------------------------------------------------------------------------------------------------
19  H03-061978   Mar/26/1991  1023988  MANUFACTURE OF       H04-295626   Oct/20/1992
                                       MAGNETIC
                                       RECORDING
                                       MEDIUM
--------------------------------------------------------------------------------------------------



---------------------------------------------------------------------
       Limit to
        Request       Decision     Patent   Registration
       for Exsam. *1    Date         No.        Date        Remark
---------------------------------------------------------------------
---------------------------------------------------------------------

13



---------------------------------------------------------------------
14

---------------------------------------------------------------------
15



---------------------------------------------------------------------
16



---------------------------------------------------------------------
17                 Nov/18/1997

---------------------------------------------------------------------
18   Mar/22/1998

---------------------------------------------------------------------
19   Mar/26/1998

                KUBOTA HARD DISK DIVISION - JAPANESE PATENT LIST


--------------------------------------------------------------------------------------------------
                                                                                        Request
     Application                                             Published    Published    for Exsam.
        No.       Filing Date    No.           Title              No.        Date         Date
--------------------------------------------------------------------------------------------------
20  H03-168476   Jul/09/1991  1024633  MAGNETIC RECORDING   H05-020659   Jan/29/1993
                                       MEDIUM
--------------------------------------------------------------------------------------------------
21  H03-171369   Jul/11/1991  1024616  MAGNETIC RECORDING   H05-020680   Jan/29/1993
                                       MEDIUM
--------------------------------------------------------------------------------------------------
22  H03-171370   Jul/11/1991  1024634  MAGNETIC RECORDING   H05-020681   Jan/29/1993
                                       MEDIUM
--------------------------------------------------------------------------------------------------
23  H03-178462   Jul/18/1991  1024668  METALLIC THIN FILM   H05-028469   Feb/05/1993
                                       TYPE MAGNETIC
                                       RECORDING MEDIUM
--------------------------------------------------------------------------------------------------
24  H03-178463   Jul/18/1991  1024669  METALLIC THIN FILM   H05-028470   Feb/05/1993
                                       TYPE MAGNETIC
                                       RECORDING MEDIUM
--------------------------------------------------------------------------------------------------
25  H03-182690   Jul/23/1991  1024609  PRODUCTION OF        H05-028483   Feb/05/1993
                                       METALLIC THIN FILM
                                       TAPE MAGNETIC
                                       RECORDING MEDIUM
--------------------------------------------------------------------------------------------------
26  H03-182691   Jul/23/1991  1024774  PRODUCTION OF        H05-028473   Feb/05/1993
                                       METALLIC THIN FILM
                                       TYPE MAGNETIC
                                       RECORDING MEDIUM
--------------------------------------------------------------------------------------------------



---------------------------------------------------------------------
       Limit to
        Request       Decision     Patent   Registration
       for Exsam. *1    Date         No.        Date        Remark
---------------------------------------------------------------------
20   Jul/09/1998

---------------------------------------------------------------------
21   Jul/11/1998

---------------------------------------------------------------------
22   Jul/11/1998

---------------------------------------------------------------------
23   Jul/18/1998


---------------------------------------------------------------------
24   Jul/18/1998


---------------------------------------------------------------------
25   Jul/23/1998



---------------------------------------------------------------------
26   Jul/23/1998



---------------------------------------------------------------------

                KUBOTA HARD DISK DIVISION - JAPANESE PATENT LIST
                ------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                                                                                          Request      Limit to
       Application                                             Published    Published    for Exsam.     Request
          No.       Filing Date    No.           Title              No.        Date         Date       for Exsam. *1
---------------------------------------------------------------------------------------------------------------------
27    H03-184774   Jul/24/1991  1024642  PRODUCTION OF        H05-028484   Feb/05/1993               Jul/24/1998
                                         METALLIC THIN FILM
                                         TYPE MAGNETIC
                                         RECORDING MEDIUM
---------------------------------------------------------------------------------------------------------------------
28    H03-184775   Jul/24/1991  1024643  PRODUCTION OF        H05-028485   Feb/05/1993               Jul/24/1998
                                         MAGNETIC RECORDING
                                         MEDIUM
---------------------------------------------------------------------------------------------------------------------
29    H03-213928   Aug/26/1991  1024852  METALLIC THIN FILM   H05-054372   Mar/05/1993               Aug/26/1998
                                         TYPE MAGNETIC
                                         RECORDING MEDIUM
---------------------------------------------------------------------------------------------------------------------
30    H03-303549   Nov/19/1991  1025035  METAL THIN FILM      H05-143972   Jun/11/1993               Nov/19/1998
                                         MAGNETIC RECORDING
                                         MEDIUM AND ITS
                                         PRODUCTION
---------------------------------------------------------------------------------------------------------------------
31    H03-303550   Nov/19/1991  1025036  METAL THIN FILM TYPE H05-143969   Jun/11/1993               Nov/19/1998
                                         MAGNETIC RECORDING
                                         MEDIUM
---------------------------------------------------------------------------------------------------------------------
32    H03-303551   Nov/19/1991  1025045  METAL THIN FILM TYPE H05-143970   Jun/11/1993  Jan/12/1995
                                         MAGNETIC RECORDING
                                         MEDIUM
---------------------------------------------------------------------------------------------------------------------
33    H03-303552   Nov/19/1991  1025046  METAL THIN FILM TYPE H05-143971   Jun/11/1993               Nov/19/1998
                                         MAGNETIC RECORDING
                                         MEDIUM
---------------------------------------------------------------------------------------------------------------------




----------------------------------------------------

     Decision     Patent   Registration
       Date         No.        Date        Remark
----------------------------------------------------
----------------------------------------------------
27



----------------------------------------------------
28

----------------------------------------------------
29


----------------------------------------------------
30



----------------------------------------------------
31

----------------------------------------------------
32


----------------------------------------------------
33




----------------------------------------------------

                KUBOTA HARD DISK DIVISION - JAPANESE PATENT LIST


----------------------------------------------------------------------------------------------------
                                                                                        Request
     Application                                             Published    Published    for Exsam.
        No.       Filing Date    No.           Title              No.        Date         Date
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
34  H04-006791   Jan/17/1992  1025546  THIN METAL FILM TYPE H05-197941   Aug/06/1993  Dec/13/1995
                                       MAGNETIC RECORDING
                                       MEDIUM
----------------------------------------------------------------------------------------------------
35  H04-253084   Sep/22/1992  1200032  METAL THIN FILM      H06-104113   Apr/15/1994  Dec/13/1995
                                       MAGNETIC RECORDING
                                       MEDIUM
----------------------------------------------------------------------------------------------------
36  H05-054155   Mar/15/1993  1201080  METAL FILM TYPE      H06-267050   Sep/22/1994  Dec/26/1996
                                       MAGNETIC RECORDING
                                       MEDIUM
----------------------------------------------------------------------------------------------------
37  H05-065502   Mar/24/1993  1201067  PRODUCTION OF        H06-274870   Sep/30/1994  Dec/26/1996
                                       MAGNETIC RECORDING
                                       MEDIUM
----------------------------------------------------------------------------------------------------
38  H05-082122   Apr/08/1993  1201135  PRODUCTION OF        H06-295433   Oct/21/1994  Jan/10/1997
                                       MAGNETIC RECORDING
                                       MEDIUM
----------------------------------------------------------------------------------------------------
39  H05-101564   Apr/27/1993  1201194  PRODUCTION OF        H06-309666   Nov/04/1994
                                       METALLIC THIN FILM
                                       TYPE MAGNETIC
                                       RECORDING MEDIUM
----------------------------------------------------------------------------------------------------
40  H05-101565   Apr/27/1993  1201263  THIN METALLIC FILM   H06-310330   Nov/04/1994  Jan/10/1997
                                       MAGNETIC RECORDING
                                       MEDIUM
----------------------------------------------------------------------------------------------------



-------------------------------------------------------------------
     Limit to
      Request       Decision     Patent   Registration
     for Exsam. *1    Date         No.        Date        Remark
-------------------------------------------------------------------
-------------------------------------------------------------------
34                 Nov/11/1997


-------------------------------------------------------------------
35                 Oct/28/1997

-------------------------------------------------------------------
36


-------------------------------------------------------------------
37


-------------------------------------------------------------------
38

-------------------------------------------------------------------
39     Apr/27/2000



-------------------------------------------------------------------
40



-------------------------------------------------------------------

                KUBOTA HARD DISK DIVISION - JAPANESE PATENT LIST
                ------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                                                            Request      Limit to
       Application                                               Published    Published    for Exsam.     Request
          No.       Filing Date    No.           Title                No.        Date         Date       for Exsam. *1
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
41    H05-101566   Apr/27/1993  1201623  METAL THIN FILM TYPE   H06-309644   Nov/04/1994  Jan/10/1997
                                         MAGNETIC RECORDING
                                         MEDIUM
-----------------------------------------------------------------------------------------------------------------------
42    H05-101567   Apr/27/1993  1201624  THIN METALLIC FILM     H06-310328   Nov/04/1994  Jan/10/1997
                                         MAGNETIC RECORDING
                                         MEDIUM
-----------------------------------------------------------------------------------------------------------------------
43    H05-143942   Jun/15/1993  1201551  METHOD FOR MODIFYING   H07-006362   Jan/10/1995  Jan/10/1997
                                         SURFACE OF MAGNETIC
                                         RECORDING MEDIUM
-----------------------------------------------------------------------------------------------------------------------
44    H05-149469   Jun/21/1993  1201688  METALLIC THIN FILM     H07-006344   Jan/10/1995               Jun/21/2000
                                         TYPE MAGNETIC
                                         RECORDING MEDIUM
-----------------------------------------------------------------------------------------------------------------------
45    H05-150754   Jun/22/1993  1201232  HEAD FLOATING AMOUNT   H07-014334   Jan/17/1995               Jun/22/2000
                                         MEASURING DEVICE FOR
                                         HARD DISK
-----------------------------------------------------------------------------------------------------------------------
46    H05-155554   Jun/25/1993  1201233  HEAD FLOATING AMOUNT   H07-014335   Jan/17/1995               Jun/25/2000
                                         MEASURING DEVICE FOR
                                         HARD DISK
-----------------------------------------------------------------------------------------------------------------------



------------------------------------------------------

       Decision     Patent   Registration
         Date         No.        Date        Remark
------------------------------------------------------
------------------------------------------------------
41


------------------------------------------------------
42


------------------------------------------------------
43


------------------------------------------------------
44


------------------------------------------------------
45

------------------------------------------------------
46





------------------------------------------------------